UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On May 4, 2023, Alamo Group Inc. issued a press release announcing, among other things, financial results for the quarter ended March 31, 2023.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.
The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of Alamo Group filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits
Exhibit 99.1 - Press Release dated May 4, 2023.
Exhibit 104 - Cover Page Interactive Data File - Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2023	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release
104	Cover Page Interactive Data File - Inline XBRL for the cover page of this Current Report on Form 8-K